--------------------------------------------------------------------------------

                                  INTERMEDIATE
                                 MUNI FUND, INC.

                               [GRAPHIC OMITTED]

                                                       Annual Report
                                                       December 31, 2001

--------------------------------------------------------------------------------

Intermediate
Muni
Fund, Inc.

[PHOTO OMITTED]                         [PHOTO OMITTED]

HEATH B. MCLENDON                       PETER M. COFFEY

Chairman                                Vice President

Dear Shareholder,

We are pleased to provide the annual report for the Intermediate Muni Fund, Inc. ("Fund") for the year ended December 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this information to be useful and informative.

Special Notice to Shareholders

On January 28, 2002, after the reporting period ended, Intermediate Muni Fund, Inc. issued and sold 2,000 shares of Municipal Auction Rate Cumulative Preferred Stock, valued at $50 million. The Fund will use the proceeds from this sale to invest in municipal obligations that meet its investment objectives.

Performance Update

During the period, the Fund paid income dividends totaling $0.55 per share. The table below details the annualized distribution rate and the twelve-month total return for the Fund based on its December 31, 2001 net asset value ("NAV") per share and the American Stock Exchange ("AMEX") closing market price.(1)

          Price                  Annualized              Twelve-Month
        Per Share           Distribution Rate(2)       Total Returns(2)
        ---------           --------------------       ----------------
        $10.21 (NAV)               5.41%                     6.01%
        $ 9.75 (AMEX)              5.66%                    17.17%

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is its market (AMEX) price as determined by supply of and demand for the Fund's shares.
(2) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. This annualized distribution rate assumes a current monthly income dividend rate of $0.046 for 12 months. This rate is as of January 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   1

During the period, the Fund generated a return based on NAV of 6.01%. In comparison, the Lipper Inc. ("Lipper")(3) peer group of closed-end general and insured municipal bond funds (unleveraged) returned 3.93%. Please note that past performance is not indicative of future results.

Investment Strategy

The Fund seeks to provide investors with an income stream for the long-term. To this end, we have generally focused on investing in securities with high credit quality and good call protection, as we believe these securities offer solid long-term values. Moreover, the Fund has a fairly long weighted-average life.(4) In addition, we think our greater emphasis on call protection should provide shareholders with a more sustainable income stream over a longer period of time in an environment where interest rates are likely to remain lower than the levels at which most of our holdings were purchased.

Market and Fund Review

The U.S. Federal Reserve Board ("Fed") pursued an aggressive campaign to reduce short-term interest rates in an effort to bolster a deteriorating economy in 2001. By the end of the year, the federal funds rate ("fed funds rate")(5) had dropped to 1.75%, its lowest level since July of 1961. We believe the Fed's monetary policy is in the process of making an impact on domestic economic growth. However, we believe inflation remains relatively tame.

The Fed's numerous cuts in short-term rates proved beneficial to the municipal securities market during the reporting period, and yields declined. Quality spreads, the difference in yields between higher credit quality and lower credit quality debt, also contracted.

Total return for most municipal bonds lagged U.S. Treasury bonds during the year, as a heavy schedule of tax-exempt new issues prevented municipal prices from keeping pace with their taxable counterparts. State and local governments combined to issue over $286 billion of municipal debt to fund new projects and refinance outstanding issues during the year. New issue volume for 2001 was 43% higher than the prior year and reached its second highest level in history. These robust supply figures met impressive demand from retail investors as a shaky stock market, we believe, led many investors to rebalance portfolios and increase their exposure to fixed income. The individual investor was the dominant buyer for the year in the municipal bond market. Inflows into tax-exempt mutual funds were strong during the year while purchases by property and casualty insurance companies were modest.

----------
(3)   Lipper is an independent mutual fund-tracking organization.
(4) Average life is the length of time before the principal of debt issues is scheduled to be repaid either at maturity, or earlier through amortization of a sinking fund or anticipated exercise of an optional call.
(5) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate indicates the direction of U.S. interest rates.


--------------------------------------------------------------------------------
2                                             2001 Annual Report to Shareholders

Outlook

On June 7, President George W. Bush signed the Economic Recovery Act and Tax Relief Act of 2001, which will reduce federal income tax rates over the next five years. We believe the effect of this new legislation on municipal bonds will be minor. The municipal bond market enjoys advantages that could help keep demand strong versus other fixed-income asset classes, including relatively low default rates, low volatility, and competitive yields on a tax-adjusted basis. Additionally, we are somewhat wary of the political willingness to leave tax legislation unchanged for five years, which is the phase-in period for new tax rates.

On January 30, 2002 the Federal Open Market Committee ("FOMC") kept rates steady at 1.75% while maintaining its bias citing that the "balance of risks" remained weighted toward economic weakness. While long-term rates may rebound modestly once the U.S. economy shows renewed signs of life, we do not anticipate a substantial increase in long-term rates while inflation remains subdued (and we expect it to remain subdued through 2002, and probably beyond that period.6)

Thank you for investing in the Intermediate Muni Fund, Inc.

Sincerely,

/s/ Heath B. McLendon                    /s/ Peter M. Coffey


Heath B. McLendon                    Peter M. Coffey
Chairman                             Vice President

January 31, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of December 31, 2001 and is subject to change.

----------
(6)   Bond prices move inversely to changes in interest rates.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   3

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 30. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4                                             2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 2001
--------------------------------------------------------------------------------

  FACE
 AMOUNT        RATING(a)                      SECURITY                                        VALUE
=====================================================================================================
Education -- 9.1%
                        Arizona Educational Loan Marketing Corp.,
                          Educational Loan Revenue:
$ 1,700,000    Aa2*        Series B, 7.000% due 3/1/02 (b)                               $  1,711,628
  1,000,000    A2*         Sub-Series, 6.625% due 9/1/05 (b)                                1,024,520
    800,000    AAA      Ball State University of Indiana, University Revenue, Series K,
                          FGIC-Insured, 5.750% due 7/1/20                                     835,848
                        Colorado Educational and Cultural Facilities Authority Revenue,
                          Charter School:
  1,000,000    Baa3*       Community Education Center, (Bromley East Project A),
                           7.000% due 9/15/20                                               1,016,730
    500,000    Baa2*       University Lab School Project, 6.125% due 6/1/21                   492,440
    205,000    AAA      Massachusetts Education Loan Authority Educational Loan
                          Revenue, Issue E, Series A, AMBAC-Insured,
                          6.850% due 1/1/04                                                   211,988
    500,000    A        Massachusetts State Development Finance Agency Revenue,
                          Curry College, Series A, ACA-Insured, 6.000% due 3/1/20             524,630
  1,550,000    AAA      McHenry & Kane County, IL Community School District
                          No. 158, FGIC-Insured, zero coupon due 1/1/15                       781,603
    400,000    A*       Montana State Higher Education Student Assistance Corp.,
                          Student Loan Revenue, Series B, 7.050% due 6/1/04 (b)
                        410,904 Nebhelp Inc. Revenue, NE, MBIA-Insured:
  1,000,000    Aaa*       Junior Sub-Series A-6, 6.450% due 6/1/18 (b)                      1,084,770
  2,000,000    Aaa*       Senior Sub-Series A-5A, 6.200% due 6/1/13 (b)                     2,168,580
    500,000    A3*      New England Education Loan Marketing Corp., MA Student
                          Loan Revenue, Sub-Issue H, 6.900% due 11/1/09 (b)                   566,385
  1,465,000    A++      New Mexico Educational Assistance Foundation, Student Loan
                          Revenue, First Sub-Series A-2, 5.950% due 11/1/07 (b)             1,529,196
                        North Forest Independent School District, TX Refunding
                          Capital Appreciation, ACA-Insured:
    805,000    A           Zero coupon due 8/15/13                                            385,128
    805,000    A           Zero coupon due 8/15/14                                            358,797
-----------------------------------------------------------------------------------------------------
                                                                                           13,103,147
-----------------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 13.5%
    205,000    AAA      Anderson County, SC Hospital Facilities Revenue,
                          7.125% due 8/1/07                                                   225,920
     50,000    AAA      Birmingham, AL Medical Clinic Board Revenue, Baptist
                          Medical Centers, 8.300% due 7/1/08                                   57,121
    955,000    AAA      Boston, MA Water & Sewer Community Revenue,
                          10.875% due 1/1/09                                                1,190,875
  1,500,000    NR       California Statewide COP, Community Development
                          Authority Revenue Refunding, Hospital Triad Healthcare,
                          6.250% due 8/1/06                                                 1,628,370
     30,000    BBB+     Colorado Health Facilities Authority Revenue Refunding, Rocky
                          Mountain Adventist Health Center, 6.250% due 2/1/04                  32,040
  1,150,000    AAA      Conneaut, PA School District, AMBAC-Insured,
                          9.500% due 5/1/12                                                 1,446,251

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   5

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2001
--------------------------------------------------------------------------------

  FACE
 AMOUNT        RATING(a)                      SECURITY                                        VALUE
=====================================================================================================
Escrowed to Maturity (c) -- 13.5% (continued)
                        Illinois Health Facilities Authority Revenue:
$   795,000    AAA        Methodist Medical Center Project, 9.000% due 10/1/10           $    955,542
    515,000    AAA        Ravenswood Hospital Medical Center Project,
                           7.250% due 8/1/06                                                  564,826
    775,000    AAA      Jackson, TN Water and Sewer Revenue, 7.200% due 7/1/12                888,181
    355,000    AAA      Lake County, OH Hospital Improvement Revenue, (Lake
                          County Memorial Hospital Project), 8.625% due 11/1/09               419,674
     20,000    AAA      Lee County, FL Southwest Florida Regional Airport Revenue,
                          MBIA-Insured, 8.625% due 10/1/09                                     23,762
    410,000    AAA      Lima, OH Hospital Revenue, St. Rita Hospital of Lima,
                          7.500% due 11/1/06                                                  453,628
  1,370,000    NR       Los Angeles, CA COP, Hollywood Presbyterian Medical
                          Center, 9.625% due 7/1/13                                         1,776,314
    190,000    AAA      Louisiana Public Facilities Authority Hospital Revenue
                          Refunding, (Southern Baptist Hospital Inc. Project),
                          8.000% due 5/15/12                                                  223,849
    405,000    AAA      Madison County, IN Industrial Hospital Authority Facilities
                          Revenue, (Community Hospital of Anderson Project),
                          9.250% due 1/1/10                                                   490,431
                        Maricopa County, AZ Hospital Revenue:
    225,000    AAA        Samaritan Health Service, 7.625% due 1/1/08                         252,569
    985,000    AAA        St. Lukes Hospital Medical Center Project,
                           8.750% due 2/1/10                                                1,171,185
    555,000    AAA      Metropolitan Nashville, TN Airport Authority Tennessee
                          Airport Revenue, MBIA-Insured, 7.500% due 7/1/05                    592,196
    140,000    Aaa*     Nacogdoches County, TX Hospital District Revenue,
                          9.000% due 5/15/04                                                  152,317
    250,000    AAA      New Haven, CT, Series A, 9.250% due 3/1/02                            253,050
    149,000    AAA      New Jersey State Turnpike Authority Turnpike Revenue,
                          10.375% due 1/1/03                                                  154,725
    725,000    AAA      North Carolina Municipal Power Agency No. 1, Catawba
                          Electricity Revenue, 10.500% due 1/1/10                             913,145
                        Ohio State Water Development Authority Revenue:
  3,260,000    AAA        9.375% due 12/1/10                                                3,958,748
     65,000    AAA        Safe Water, Series III, 9.000% due 12/1/10                           74,591
    290,000    AAA      Ringwood Borough, NJ Sewer Authority Special Obligation,
                          9.875% due 7/1/13                                                   364,704
     20,000    AAA      Salt Lake County, UT Water Conservancy Distribution
                          Revenue, Series A, MBIA-Insured, 10.875% due 10/1/02                 21,349
     70,000    AAA      San Francisco, CA Airport Improvement Corp. Lease
                          Revenue, United Airlines Inc., 8.000% due 7/1/13                     85,445
     15,000    AAA      San Leandro, CA Hospital Revenue, Vesper Memorial
                          Hospital, AMBAC-Insured, 11.500% due 5/1/11                          20,509
    440,000    NR       Southwestern, IL Development Authority Hospital Revenue
                          Refunding, (Wood River Township Hospital Project),
                          6.875% due 8/1/03                                                   458,405
    565,000    NR       Tom Green County, TX Hospital Authority, 7.875% due 2/1/06            616,212
-----------------------------------------------------------------------------------------------------
                                                                                           19,465,934
-----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2001
--------------------------------------------------------------------------------

  FACE
 AMOUNT        RATING(a)                      SECURITY                                        VALUE
=====================================================================================================
General Obligation -- 2.6%
$   500,000    AAA      Anchorage, AK GO, Refunding, FGIC-Insured,
                          6.000% due 10/1/14                                             $    555,645
  1,000,000    AA       Central Falls, RI GO, 5.875% due 5/15/15                            1,050,980
  1,000,000    AAA      Chicago, IL GO, Refunding, AMBAC-Insured, 6.100% due 1/1/03         1,041,470
  1,000,000    AA       Harvey, IL GO, Refunding, 6.700% due 2/1/09                         1,092,280
-----------------------------------------------------------------------------------------------------
                                                                                            3,740,375
-----------------------------------------------------------------------------------------------------
Hospital -- 21.5%
    230,000    Baa3*    Allentown, PA Area Hospital Authority Revenue, Sacred Heart
                          Hospital of Allentown, Series A, 6.200% due 11/15/03                227,362
  1,500,000    BBB-     Arkansas State Development Finance Authority Hospital Revenue,
                          Washington Regional Medical Center, 7.000% due 2/1/15             1,590,855
    650,000    AAA      Calcasieu Parish, LA Memorial Hospital Service District Hospital
                          Revenue, (Lake Charles Memorial Hospital Project),
                          Series A, CONNIE LEE-Insured, 7.500% due 12/1/05                    738,575
    650,000    A-       Chatham County, GA Hospital Authority Revenue, Memorial
                          Health Medical Center, Series A, 6.000% due 1/1/17                  660,107
    640,000    NR       Clayton County, GA Development Authority Revenue,
                          First Mortgage, Senior Care Group Inc., (Bayberry Project A),
                          6.750% due 7/1/10                                                   320,000
    790,000    BBB+     Colorado Health Facilities Authority Revenue, Rocky Mountain
                          Adventist Health Center, 6.250% due 2/1/04                          828,078
    945,000    NR       Coweta County, GA Development Authority Revenue, First
                          Mortgage, (Senior Care Group Inc. Pointe Project A),
                          Series A, 6.750% due 7/1/10                                         472,500
  2,000,000    BBB      Cuyahoga County, OH Hospital Facility Revenue, (Canton Inc.
                          Project), 6.750% due 1/1/10                                       2,142,560
    710,000    BBB+     Denver, CO Health & Hospital Authority Healthcare Revenue,
                          Series A, 6.250% due 12/1/16                                        737,030
                        Harris County, TX Hospital District Revenue Refunding,
                          MBIA-Insured:
  1,000,000    AAA         6.000% due 2/15/15                                               1,067,790
    125,000    AAA         6.000% due 2/15/16                                                 133,474
  2,000,000    A        Hawaii State Department of Budget & Finance, Special Purpose
                          Revenue, Kapiolani Health Care System, 6.400% due 7/1/13          2,050,100
  1,605,000    BBB      Henderson, NV Health Care Facility Revenue, Catholic
                          Healthcare West, Series A, 6.200% due 7/1/09                      1,683,244
  1,300,000    BBB      Illinois Health Facilities Authority Revenue Refunding,
                          Friendship Village of Schaumburg, 6.650% due 12/1/06              1,316,328
  1,000,000    A1*      Iowa Finance Authority Health Care Facilities Revenue,
                          Genesis Medical Center, 6.250% due 7/1/20                         1,028,480
    535,000    AAA      Kentucky Economic Development Finance Authority Health
                          Systems Revenue, Norton Healthcare Inc., Series B,
                          MBIA-Insured, zero coupon due 10/1/21                               179,123
  1,200,000    BBB+     Klamath Falls, OR Intercommunity Hospital Authority Revenue,
                          (Merle West Medical Center Project), 8.000% due 9/1/08            1,376,040
    350,000    B3*      Langhorne Manor Borough, PA Higher Education & Health
                          Authority Revenue, Lower Bucks Hospital, 6.750% due 7/1/02          341,992

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2001
--------------------------------------------------------------------------------

  FACE
 AMOUNT        RATING(a)                      SECURITY                                        VALUE
=====================================================================================================
Hospital -- 21.5% (continued)
$   460,000    A-++     Lees Summit, MO IDA, Health Facilities Revenue Refunding &
                          Improvement, (John Knox Village Project),
                          7.125% due 8/15/12                                             $    470,580
    650,000    BBB-     Louisiana Public Facilities Authority Revenue, (General Health
                          Systems Project), 6.800% due 11/1/16                                659,107
  1,000,000    AAA      Maryland State Health & Higher Education Facilities Authority
                          Revenue Refunding, (Mercy Medical Center Project),
                          6.500% due 7/1/13                                                 1,144,050
    370,000    AAA      Massachusetts State Development Finance Agency Revenue,
                          Series A, GNMA-Collateralized, 6.700% due 10/20/21                  416,117
  1,330,000    AAA      Massachusetts State Industrial Finance Agency, Assisted
                          Living Facility Revenue, (Arbors at Amherst Project),
                          GNMA-Collateralized, 5.750% due 6/20/17 (b)                       1,410,053
    500,000    A        Michigan State Hospital Finance Authority Revenue Refunding,
                          Sparrow Obligation Group, 5.500% due 11/15/21                       477,865
  1,390,000    NR       New York City, NY IDA, Civic Facilities Revenue Refunding,
                          (New York Community Hospital Brooklyn),
                          6.875% due 11/1/10                                                1,364,216
  2,000,000    B-       Oklahoma Developmental Finance Authority Revenue Refunding,
                          Hillcrest Healthcare System, Series A, 5.625% due 8/15/19         1,570,980
                        Orange County, FL Health Facilities Authority Revenue:
  2,500,000    AAA        Adventist Health Care, 6.050% due 11/15/07                        2,626,900
  1,000,000    NR         First Mortgage, Health Care Facilities, 8.750% due 7/1/11         1,016,050
  1,000,000    NR       Rainbow City, AL Special Health Care Facilities Financing
                          Authority, Regency Pointe Inc., Series B, 7.250% due 1/1/06       1,008,240
  1,045,000    BBB+     Rhode Island State Health & Educational Building Corp.,
                          Revenue Refunding, Roger Williams Hospital Financing,
                          5.400% due 7/1/13                                                   952,518
    975,000    Baa2*    Tomball, TX Hospital Authority Revenue, Tomball Regional
                          Hospital, 5.750% due 7/1/14                                         911,030
-----------------------------------------------------------------------------------------------------
                                                                                           30,921,344
-----------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 10.4%
    845,000    AA       Beaumont, TX Multi-Family Housing Refunding, Regency
                          Apartments, 7.000% due 10/1/21                                      846,293
  1,000,000    A3*      Bexar County, TX Housing Finance Corp., Multi-Family Housing
                          Revenue Refunding, Nob Hill Apartments, Series A,
                          6.000% due 6/1/21                                                   963,890
    455,000    AAA      Charlotte, NC Mortgage Revenue Refunding, Double Oaks
                          Apartments, Series A, FHA-Insured, 7.300% due 11/15/07              490,344
    910,000    Baa2*    Dallas, TX Housing Corp., Capital Projects Refunding,
                          7.700% due 8/1/05                                                   920,383
                        El Paso County, TX Housing Finance Corp., Multi-Family
                          Housing Revenue:
    360,000    A3*         American Village Communities, Series A,
                           6.250% due 12/1/24                                                 351,839
    285,000    Baa3*       La Plaza Apartments, Sub-Series C, 8.000% due 7/1/30               291,692

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2001
--------------------------------------------------------------------------------

  FACE
 AMOUNT        RATING(a)                      SECURITY                                        VALUE
=====================================================================================================
Housing: Multi-Family -- 10.4% (continued)
$   585,000    AAA      Grand Prairie, TX Housing Finance Corp., Multi-Family
                          Housing Revenue, (Landings of Carrier Project A),
                          GNMA-Collateralized, 6.650% due 9/20/22                        $    623,516
    505,000    AA       Hudson County, NJ Improvement Authority, Multi-Family
                          Housing Revenue, (Observer Park Project), Series A,
                          FNMA-Collateralized, 6.600% due 6/1/04 (b)                          529,179
  1,470,000    A++      Lynchburg, VA Redevelopment & Housing Authority,
                          Multi-Family Housing Revenue Refunding, (Princeton
                          Circle Association Project), 6.250% due 12/1/10                   1,442,423
    500,000    Aaa*     Maricopa County, AZ IDA, Multi-Family Housing Revenue,
                          (Bay Club at Mesa Cove Project), Series A, MBIA-Insured,
                          5.700% due 9/1/20                                                   511,590
    715,000    A2*      McMinnville, TN Housing Authority Revenue Refunding,
                          First Mortgage, Beersheba Heights, 6.000% due 10/1/09               759,266
  1,500,000    AA       Missouri State Housing Development Community,
                          Multi-Family Housing, Series I, 5.500% due 12/1/15                1,545,450
                        Mount Vernon, IL Elderly Housing Corp., First Lien Revenue:
    170,000    Ba3*       7.875% due 4/1/02                                                   171,047
    185,000    Ba3*       7.875% due 4/1/03                                                   185,479
    200,000    Ba3*       7.875% due 4/1/04                                                   200,474
    215,000    Ba3*       7.875% due 4/1/05                                                   215,499
    235,000    Ba3*       7.875% due 4/1/06                                                   235,409
    250,000    Ba3*       7.875% due 4/1/07                                                   250,338
    270,000    Ba3*       7.875% due 4/1/08                                                   270,359
  1,065,000    Aa3*     Nevada Housing Division, Multi-Unit Housing Campaige,
                          Series A, 5.450% due 10/1/18 (b)                                  1,067,876
    680,000    AAA      San Jose, CA Multi-Family Housing Revenue Refunding,
                          (Countrybrook Project), Series A, FNMA-Collateralized,
                          6.500% due 4/1/12                                                   685,766
    615,000    Aa2*     Streamwood, IL Multi-Family Housing Revenue Refunding,
                          (Southgate Manors Project), FHA-Insured,
                          6.200% due 11/1/07                                                  632,368
                        Tarrant County, TX Housing Finance Corp. Revenue,
                          Multi-Family Housing, Westridge:
    750,000    A3*         Senior Series A, 6.000% due 6/1/21                                 720,090
    480,000    Baa3*       Sub-Series C, 8.500% due 6/1/31                                    461,472
    615,000    BBB++    Tulsa, OK Housing Assistance Corp., Multi-Family Revenue,
                          7.250% due 10/1/07 (b)                                              629,858
-----------------------------------------------------------------------------------------------------
                                                                                           15,001,900
-----------------------------------------------------------------------------------------------------
Housing: Single-Family -- 3.6%
     95,000    A1*      Ford County, KS Single-Family Mortgage Revenue Refunding,
                          Series A, FHA-Insured, 7.900% due 8/1/10                             98,687
     90,000    AA       Juneau, AK City & Borough Home Mortgage Revenue
                          Refunding, Mortgage-Backed Securities Program,
                          FNMA-Collateralized, 8.000% due 2/1/09                               91,864
  1,590,000    AA       Massachusetts State Housing Finance Agency, Single-Family
                          Housing Revenue, Series 38, 7.200% due 12/1/26 (b)                1,661,804

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2001
--------------------------------------------------------------------------------

  FACE
 AMOUNT        RATING(a)                      SECURITY                                        VALUE
=====================================================================================================
Housing: Single-Family -- 3.6% (continued)
$   295,000    AAA      Missouri State Housing Development Community Mortgage
                          Revenue, Series C, GNMA/FNMA/FHLMC-Collateralized,
                          7.450% due 9/1/27 (b)                                          $    319,904
    600,000    AAA      Pima County, AZ IDA, Single-Family Mortgage Revenue,
                          Series A, GNMA/FNMA-Collateralized, 7.100% due 11/1/29 (b)          644,130
    150,000    AAA      St. Louis County, MO Single-Family Mortgage Revenue,
                          MBIA-Insured, 6.750% due 4/1/10                                     150,129
    950,000    AAA      Texas State Department of Housing and Community Affairs,
                          Home Mortgage Revenue RIBS, Series C-2, GMNA/FNMA/
                          FHLMC-Collateralized, 11.822% due 7/2/24 (b)(d)                   1,123,784
  1,000,000    AA+      Virginia State Housing Development Authority, Commonwealth
                          Mortgage, Series H, Sub-Series H-1, 6.100% due 7/1/03             1,029,670
-----------------------------------------------------------------------------------------------------
                                                                                            5,119,972
-----------------------------------------------------------------------------------------------------
Industrial Development -- 9.1%
  1,000,000    NR       Alaska Industrial Development & Export Authority Revenue,
                          Williams Lynxs Alaska Cargoport, 8.000% due 5/1/23 (b)              980,810
    535,000    BB       Bourbonnais, IL IDR Refunding, (KMart Corp. Project),
                          6.600% due 10/1/06                                                  549,691
  1,500,000    AAA      Des Moines, IA IDR Refunding, (The Printer Inc. Project),
                          LOC-Mercantile Bank/Federal Home Loan Bank,
                          6.375% due 9/1/09                                                 1,528,365
  1,500,000    BBB      Dickinson County, MI Economic Development Corp.,
                          Solid Waste Disposal Revenue Refunding,
                          Champion International Corp., 6.550% due 3/1/07                   1,526,550
  1,000,000    A+       Kanawha County, WV Commercial Development Revenue
                          Refunding, (May Department Stores Co. Project),
                          6.500% due 6/1/03                                                 1,039,160
  2,000,000    A-       LaCrosse, WI Resource Recovery Revenue Refunding,
                          (Northern States Power Co. Project), 6.000% due 11/1/21 (b)       2,144,760
    610,000    A2*      Maricopa County, AZ COP, (Desert Vista Project),
                          5.400% due 7/1/14                                                   625,939
  1,300,000    AA       Massachusetts State Development Finance Agency Revenue,
                          Worcester Redevelopment Authority Issue,
                          6.000% due 6/1/24                                                 1,383,629
  1,000,000    Baa3*    Rockbridge County, VA IDA Revenue, Virginia Horse Center,
                          Series C, 6.850% due 7/15/21                                      1,010,410
    795,000    A        South Dakota Economic Development Finance Authority,
                          Economic Development Revenue, APA Optics, Series A,
                          6.750% due 4/1/16 (b)                                               850,300
  1,500,000    NR       Wasco County, OR Solid Waste Disposal Revenue,
                          (Waste Connections Inc. Project), 7.000% due 3/1/12 (b)           1,535,625
-----------------------------------------------------------------------------------------------------
                                                                                           13,175,239
-----------------------------------------------------------------------------------------------------
Miscellaneous -- 8.7%
  1,500,000    NR       Barona Band of Mission Indians, CA, 8.250% due 1/1/20               1,588,845
  1,500,000    A        District of Columbia, Tobacco Settlement Financing Corp.,
                          6.250% due 5/15/24                                                1,572,405

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2001
--------------------------------------------------------------------------------

  FACE
 AMOUNT        RATING(a)                      SECURITY                                        VALUE
=====================================================================================================
Miscellaneous -- 8.7% (continued)
$ 1,360,000    A        Illinois Development Finance Authority Revenue,
                          East St. Louis, 6.875% due 11/15/05                            $  1,477,014
    645,000    Baa2*    Indianapolis, IN Economic Development Refunding &
                          Improvement Revenue, National Benevolent Association,
                          6.900% due 10/1/04                                                  666,853
  1,500,000    A        Iowa Tobacco Settlement Authority Revenue, Series B,
                          5.300% due 6/1/25                                                 1,375,815
  1,500,000    A        Louisiana Tobacco Settlement Financing Corp. Revenue,
                          Series 2001B, 5.500% due 5/15/30                                  1,441,650
     85,000    NR       Orlando, FL Special Assessment Revenue, (Conroy Road
                          Interchange Project), Series B, 5.250% due 5/1/05                    84,763
  1,000,000    NR       Orlando, FL Urban Community Development District,
                          Capital Improvement, Series B, 6.400% due 5/1/10                    988,480
  1,500,000    A-       Puerto Rico Housing Bank & Finance Agency,
                          7.500% due 12/1/06                                                1,702,545
    600,000    A        Quinault Indian Nation, WA Refunding and Improvement,
                          Quinault Beach, Series A, ACA-Insured, 5.800% due 12/1/15           607,548
  1,000,000    A        South Carolina Tobacco Settlement Revenue Management
                          Authority, Series B, 6.000% due 5/15/22                           1,010,370
-----------------------------------------------------------------------------------------------------
                                                                                           12,516,288
-----------------------------------------------------------------------------------------------------
Pollution Control -- 2.7%
    460,000    B1*      Atlantic City, NJ Utility Authority Solid Waste Revenue,
                          7.000% due 3/1/02                                                   459,747
  2,000,000    Aa3*     Brazos River, TX Harbor Navigation District, Brazoria County,
                          PCR, (BASF Corp. Project), 6.750% due 2/1/10                      2,303,240
  1,000,000    AAA      Monroe County, MI PCR, (Detroit Edison Co. Project), Series A,
                          AMBAC-Insured, 6.350% due 12/1/04 (b)                             1,090,590
-----------------------------------------------------------------------------------------------------
                                                                                            3,853,577
-----------------------------------------------------------------------------------------------------
Pre-Refunded (e) -- 1.7%
  1,000,000    A2*      Indiana Health Facilities Financing Authority Hospital Revenue
                          Refunding, St. Anthony's Medical Center, Series A,
                          7.000% due 10/1/06                                                1,033,030
     55,000    AAA      Oklahoma State Industrial Authority Revenue, Oklahoma Health
                          Care Corp., Series A, FGIC-Insured, 9.125% due 11/1/08               65,039
    820,000    Aaa*     Philadelphia, PA Hospital Authority Revenue, (United Hospital
                          Inc. Project), 10.875% due 7/1/08                                   981,146
    345,000    NR       San Leandro, CA Redevelopment Agency, Residential
                          Mortgage Revenue, 11.250% due 4/1/13                                411,337
-----------------------------------------------------------------------------------------------------
                                                                                            2,490,552
-----------------------------------------------------------------------------------------------------
Public Facilities -- 1.7%
                        DeKalb County, IN Industrial Redevelopment Authority
                          Revenue, (Mini-Mill LOC Public Improvement Project A):
  1,000,000    A-          6.250% due 1/15/08                                               1,075,680
  1,350,000    A-          6.250% due 1/15/09                                               1,445,769
-----------------------------------------------------------------------------------------------------
                                                                                            2,521,449
-----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2001
--------------------------------------------------------------------------------

  FACE
 AMOUNT        RATING(a)                      SECURITY                                        VALUE
=====================================================================================================
Short-Term Securities -- 1.7%
$ 1,900,000    VMIG 1*  North Carolina Medical Care Community Hospital Revenue,
                          (Lexington Memorial Hospital Project), VRDD,
                          1.850% due 4/1/10                                              $  1,900,000
    600,000    A-1      Rhode Island Health & Educational Building Corp. Revenue,
                          Portsmouth Abbey School, VRDD, 1.950% due 10/1/31                   600,000
-----------------------------------------------------------------------------------------------------
                                                                                            2,500,000
-----------------------------------------------------------------------------------------------------
Transportation -- 6.9%
  1,855,000    A        Connecticut State Special Obligation, Parking Revenue,
                          Bradley International Airport, Series A, ACA-Insured,
                          6.375% due 7/1/12 (b)                                             1,935,859
  5,000,000    BBB-     Connector 2000 Association, SC Toll Road Revenue,
                          Capital Appreciation, Series B, zero coupon due 1/1/15            1,838,750
  1,500,000    BB       Dallas/Fort Worth, TX International Airport Facility,
                          Improvement Corp. Revenue Refunding, American
                          Airlines Inc., Series C, 6.150% due 5/1/29 (b)                    1,392,960
  2,035,000    AAA      Dallas/Fort Worth, TX Regional Airport Revenue Refunding,
                          Series A, FGIC-Insured, 7.750% due 11/1/03                        2,213,653
  5,000,000    BBB-     Pocahontas Parkway Association, VA Toll Road Revenue,
                          Capital Appreciation, Series B, zero coupon due 8/15/19           1,115,650
    595,000    NR       Sanford, FL Airport Authority IDR, (Central Florida
                          Terminals Inc. Project A), 7.500% due 5/1/06 (b)                    593,394
                        Tulsa, OK Municipal Airport Revenue Refunding, Series B:
    500,000    BB         6.000% due 6/1/35 (b)                                               449,180
    500,000    BB         5.650% due 12/1/35 (b)                                              437,065
-----------------------------------------------------------------------------------------------------
                                                                                            9,976,511
-----------------------------------------------------------------------------------------------------
Utilities -- 3.3%
  2,000,000    BBB-     Clarksville, TN Natural Gas Acquisition Corp. Revenue,
                          Series A, 7.500% due 11/1/04                                      2,023,100
    500,000    A        Georgia Municipal Electric Authority, Power System Revenue,
                          Series X, 6.500% due 1/1/12                                         559,045
  1,000,000    BBB      North Carolina Eastern Municipal Power Agency, Power
                          System Revenue, Series D, 6.450% due 1/1/14                       1,061,580
  1,000,000    AA-      Washington State Public Power Supply System Revenue
                          Refunding, (Nuclear Project No. 1), Series C,
                          7.750% due 7/1/03                                                 1,074,410
-----------------------------------------------------------------------------------------------------
                                                                                            4,718,135
-----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2001
--------------------------------------------------------------------------------

  FACE
 AMOUNT        RATING(a)                      SECURITY                                        VALUE
=====================================================================================================
Water and Sewer -- 3.5%
$ 1,000,000    AAA      El Paso, TX Water and Sewer Revenue Refunding and
                          Improvement, Series A, FSA-Insured, 6.000% due 3/1/15          $  1,080,470
  2,000,000    AA       Fort Worth, TX Water and Sewer Revenue,
                          5.625% due 2/15/17                                                2,066,080
  1,765,000    AAA      Pueblo, CO Bridge Waterworks, Water Revenue Improvement,
                          Series A, FSA-Insured, 6.000% due 11/1/14                         1,942,453
-----------------------------------------------------------------------------------------------------
                                                                                            5,089,003
-----------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100%
                        (Cost -- $140,986,753**)                                         $144,193,426
=====================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) are rated by Fitch IBCA, Duff & Phelps.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(d) Inverse floating rate security-coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 14 and 15 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  13

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA        -- Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A          -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB        -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B      -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
CCC and CC    predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa        -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A          -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa        -- Bonds rated "Baa" are considered as medium grade obligations,
              i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba         -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B          -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

--------------------------------------------------------------------------------
14                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

AA         -- Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong.
A          -- Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.
BBB        -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR         -- Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1       -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1        -- Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1     -- Moody's highest rating for issues having a demand feature -- VRDO.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ACA    -- American Capital Assurance
AMBAC  -- AMBAC Indemnity Corporation
CGIC   -- Capital Guaranty Insurance Company
CONNIE -- College Construction Loan
LEE    -- Insurance Association
COP    -- Certificate of Participation
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Agency
IDR    -- Industrial Development Revenue
INDLC  -- Industrial Indemnity Company
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RIBS   -- Residual Interest Bonds
VRDD   -- Variable Rate Daily Demand


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  15

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $140,986,753)                   $ 144,193,426
   Cash                                                                  41,939
   Receivable for securities sold                                     3,450,529
   Interest receivable                                                2,553,630
   Receivable from manager (Note 3)                                      94,359
--------------------------------------------------------------------------------
   Total Assets                                                     150,333,883
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   7,104,219
   Dividends payable                                                    144,959
   Management fee payable                                                73,196
   Accrued expenses                                                      51,501
--------------------------------------------------------------------------------
   Total Liabilities                                                  7,373,875
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 142,960,008
================================================================================
NET ASSETS:
   Par value of capital shares                                    $      14,005
   Capital paid in excess of par value                              142,012,528
   Undistributed net investment income                                  247,196
   Accumulated net realized loss from security transactions          (2,520,394)
   Net unrealized appreciation of investments                         3,206,673
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $10.21 a share on 14,004,750 shares of $0.001
   par value outstanding; 100,000,000 shares authorized)          $ 142,960,008
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            2001 Annual Report to Shareholders

Statement of Operations                     For the Year Ended December 31, 2001

INVESTMENT INCOME:
   Interest                                                        $  8,940,483
--------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 3)                                              872,221
   Shareholder communications                                            83,806
   Audit and legal                                                       81,289
   Shareholder and system servicing fees                                 42,928
   Custody                                                               18,708
   Registration fees                                                     15,702
   Pricing service fees                                                  11,865
   Directors' fees                                                          367
   Other                                                                 41,847
--------------------------------------------------------------------------------
   Total Expenses                                                     1,168,733
--------------------------------------------------------------------------------
Net Investment Income                                                 7,771,750
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             51,124,231
     Cost of securities sold                                         50,417,158
--------------------------------------------------------------------------------
   Net Realized Gain                                                    707,073
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                             (601,846)
--------------------------------------------------------------------------------
Net Gain on Investments                                                 105,227
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  7,876,977
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  17

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   For the Years Ended December 31,
                                                                         2001             2000
===================================================================================================
OPERATIONS:
  Net investment income                                              $   7,771,750    $   4,529,828
  Net realized gain (loss)                                                 707,073         (186,322)
  Increase (decrease) in net unrealized appreciation                      (601,846)       2,509,574
---------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                 7,876,977        6,853,080
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                                 (7,730,624)      (4,471,638)
---------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                       (7,730,624)      (4,471,638)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net asset value of shares issued in connection with the transfer
    of the Smith Barney Municipal Fund Inc.'s net assets (Note 8)               --       59,059,977
  Treasury stock acquired                                                     (621)      (1,340,857)
---------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                                                   (621)      57,719,120
---------------------------------------------------------------------------------------------------
Increase in Net Assets                                                     145,732       60,100,562

NET ASSETS:
  Beginning of year                                                    142,814,276       82,713,714
---------------------------------------------------------------------------------------------------
  End of year*                                                       $ 142,960,008    $ 142,814,276
===================================================================================================
* Includes undistributed net investment income of:                   $     247,196    $      87,806
===================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Intermediate Muni Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date;(b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective January 1, 2001.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended December 31, 2001, interest income increased by $50,869, net realized gain decreased by $7,414 and the change in net unrealized appreciation of investments decreased by $43,455. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $125,678 to reflect the cumulative effect of this change up to the date of the adoption.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Transactions with
   Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. As compensation for its services, the Fund pays SBFM a fee calculated at the annual rate of 0.60% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

4. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $53,518,628
--------------------------------------------------------------------------------
Sales                                                                 51,124,231
================================================================================


--------------------------------------------------------------------------------
20                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At December 31, 2001 aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 5,010,601
Gross unrealized depreciation                                        (1,803,928)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 3,206,673
================================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2001, the Fund did not hold any futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2001, the Fund did not hold any purchased call or put option contracts.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  21

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended December 31, 2001, the Fund did not enter into any written covered call or put option contracts.

7. Capital Shares

At December 31, 2001, the Fund had 100,000,000 shares of common stock authorized with a par value of $0.001 per share.

On January 4, 2000, the Fund commenced a share repurchase plan. Since the inception of the plan, repurchased shares totaled 156,042 for a total cost of $1,341,478. For the year ended December 31, 2001, the Fund repurchased (and retired) 42 shares with a total cost of $621.


--------------------------------------------------------------------------------
22                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Transfer of Net Assets

On December 27, 2000, the Fund acquired the assets and certain liabilities of the Smith Barney Municipal Fund, Inc. pursuant to a plan of reorganization approved by Smith Barney Municipal Fund, Inc. shareholders on December 4, 2000. Total shares issued by the Fund, the total net assets of the Smith Barney Municipal Fund, Inc. and total net assets of the Fund on the date of the transfer were as follows:

                        Shares Issued        Total Net Assets of the       Total Net Assets
Acquired Portfolio       by the Fund    Smith Barney Municipal Fund, Inc.     of the Fund
===========================================================================================
Smith Barney
Municipal Fund, Inc.      5,796,627                 $59,059,977               $83,668,484
===========================================================================================

The total net assets of the Smith Barney Municipal Fund, Inc. before acquisition included unrealized appreciation of $1,030,758. Total net assets of the Fund immediately after the transfer were $142,728,461. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $2,448,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                            2006           2007           2008
================================================================================
Carryforward Amounts                       $38,000      $1,897,000      $513,000
================================================================================


Intermediate Muni Fund, Inc.                                                  23

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                     2001          2000          1999          1998          1997
=================================================================================================
Net Asset Value,
  Beginning of Year             $   10.20     $    9.89     $   10.61     $   10.64     $   10.47
-------------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income(1)           0.56          0.55          0.53          0.55          0.57
  Net realized and
    unrealized gain (loss)             --          0.28         (0.71)         0.01          0.28
-------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                    0.56          0.83         (0.18)         0.56          0.85
-------------------------------------------------------------------------------------------------
Gains From Repurchase
  of Treasury Stock                  0.00*         0.02            --            --            --
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.55)        (0.54)        (0.53)        (0.55)        (0.57)
  In excess of net
    investment income                  --            --            --            --         (0.01)
  Net realized gains                   --            --         (0.01)        (0.04)        (0.10)
-------------------------------------------------------------------------------------------------
Total Distributions                 (0.55)        (0.54)        (0.54)        (0.59)        (0.68)
-------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                   $   10.21     $   10.20     $    9.89     $   10.61     $   10.64
-------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(2)                   17.17%        11.90%       (17.10)%        7.05%        13.42%
-------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(2)                 6.01%         9.68%        (1.39)%        5.50%         8.49%
-------------------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)        $     143     $     143     $      83     $      89     $      89
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                           0.80%         0.78%         0.77%         0.76%         0.74%
  Net investment income(1)           5.35          5.47          5.17          5.10          5.42
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                36%           45%           54%           42%           58%
-------------------------------------------------------------------------------------------------
Market Price, End of Year       $    9.75     $   8.813     $   8.375     $  10.688     $  10.563
=================================================================================================

(1)   Without the adoption of the change in the accounting method discussed in
      Note 1, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 5.31%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
24                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
of the Intermediate Muni Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Intermediate Muni Fund, Inc. ("Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       KPMG LLP


New York, New York

February 8, 2002


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  25

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                      AMEX           Net Asset       Dividends      Reinvestment
Period           Closing Price*       Value*           Paid             Price
================================================================================

  2000
January               $8.63          $ 9.83           $0.044            $8.64
February               8.50            9.87            0.044             8.46
March                  8.56           10.00            0.044             8.54
April                  8.44            9.92            0.045             8.50
May                    8.56            9.84            0.045             8.64
June                   8.88           10.00            0.045             8.91
July                   9.38           10.05            0.046             9.28
August                 9.13           10.13            0.046             9.08
September              8.81           10.06            0.046             8.84
October                8.69           10.12            0.046             8.73
November               8.88           10.08            0.046             8.90
December               8.81           10.20            0.046             9.24

  2001
January                9.69           10.24            0.046             9.52
February               9.40           10.24            0.046             9.48
March                  9.55           10.28            0.046             9.44
April                  9.37           10.18            0.046             9.42
May                    9.60           10.24            0.046             9.63
June                   9.58           10.26            0.046             9.60
July                   9.62           10.36            0.046             9.71
August                 9.73           10.47            0.046             9.72
September              9.65           10.40            0.046             9.79
October                9.72           10.47            0.046             9.80
November               9.65           10.36            0.046             9.48
December               9.75           10.21            0.046             9.59
================================================================================

* On the last business day of the month.


--------------------------------------------------------------------------------
26                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Information (unaudited)
--------------------------------------------------------------------------------

Information about Directors and Officers

The business and affairs of the Intermediate Muni Fund, Inc. are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about fund directors and is available, without charge, upon request by calling the Fund's transfer agent (PFPC Global Fund Services at 1-800-331-1710).

                                                                                                 Number of
                                                                                                Investment
                                                   Term of                                       Companies
                                                 Office* and           Principal                 In Fund
                                 Position(s)       Length            Occupation(s)                Complex             Other
                                  Held with        of Time            During Past                Overseen         Directorships
Name, Address and Age               Fund           Served             Five Years                By Director     Held by Director
---------------------------      -----------     -----------         ------------               -----------     ----------------
NON-INTERESTED
DIRECTORS:

Lee Abraham                      Director          Since       Retired; Former Chairman              9           Signet Group PLC
13732 LeHavre Drive                                1999        and CEO of Associated
Frenchman's Creek                                              Merchandising Corp., a
Palm Beach Gardens, FL 33410                                   major retail merchandising
Age: 74                                                        organization. Former Director
                                                               of Galey & Lord, Liz
                                                               Claiborne, R.G. Barry Corpor-
                                                               ration and eNote.com Inc.

Allan J. Bloostein               Director          Since       President of Allan Bloostein         16           Taubman Centers
27 West 67th Street, Apt. 5FW                      1999        Associates, a consulting firm.                      Inc.
New York, NY 10023                                             Former Director of CVS
Age: 72                                                        Corporation.

Jane F. Dasher                   Director          Since       Controller of PBK Holdings           11                 N/A
Korsant Partners                                   1999        Inc., a family investment
283 Greenwich Avenue, 3rd Fl.                                  company
Greenwich, CT 06830
Age: 52

Donald R. Foley                  Director          Since       Retired                               9                 N/A
3668 Freshwater Drive                              1991
Jupiter, FL 33477
Age: 79

Richard E. Hanson, Jr.           Director          Since       Retired; Former Head of               9                 N/A
2751 Vermont Route 140                             1999        the New Atlanta Jewish
Poultney, VT 05764                                             Community High School
Age: 60

Dr. Paul Hardin                  Director          Since       Professor of Law &                   11                 N/A
12083 Morehead                                     1994        Chancellor Emeritus at the
Chapel Hill, NC 27514-8426                                     University of North Carolina
Age: 70

Roderick C. Rasmussen            Director          Since       Investment Counselor                  9                 N/A
9 Cadence Court                                    1991
Morristown, NJ 07960
Age: 75

John P. Toolan                   Director          Since       Retired                               9           John Hancock
7202 Southeast Golf Ridge Way                      1992                                                          Funds
Hobe Sound, FL 33455
Age: 71


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  27

--------------------------------------------------------------------------------
Additional Information (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                                                 Number of
                                                                                                Investment
                                                   Term of                                       Companies
                                                 Office* and           Principal                 In Fund
                                 Position(s)       Length            Occupation(s)                Complex             Other
                                  Held with        of Time            During Past                Overseen         Directorships
Name, Address and Age               Fund           Served             Five Years                By Director     Held by Director
---------------------------      -----------     -----------         ------------               -----------     ----------------
INTERESTED DIRECTORS:

Heath B. McLendon                Director/         Since       Managing Director of                 74           SBFM, TIA, The
Salomon Smith Barney Inc.        Chairman          1995        Salomon Smith Barney Inc.                         Travelers Invest-
125 Broad Street, 9th Floor                                    ("SSB"); President and                            ment Management
New York, NY 10004                                             Director of Smith Barney                          Company
Age: 68                                                        Fund Management LLC                               ("TIMCO");
                                                               ("SBFM") and Travelers                            Trustee - Drew Uni-
                                                               Investment Adviser, Inc.                          versity; Advisory
                                                               ("TIA")                                           Director M&T Bank

* Directors are elected for a term of three years.

EXECUTIVE OFFICERS:

Lewis E. Daidone                 Senior Vice       Since       Managing Director of                N/A                 N/A
Salomon Smith Barney Inc.        President,        1991        SSB; Director and Senior
125 Broad Street, 11th Floor     Treasurer                     Vice President of SBFM
New York, NY 10004               and TIA
Age: 44

Christina T. Sydor               Secretary         Since       Managing Director of                N/A                 N/A
Salomon Smith Barney Inc.                          1991        SSB; General Counsel
300 First Stamford Pace                                        and Secretary of
Stamford, CT 06902                                             SBFM and TIA
Age: 51

Peter M. Coffey                  Vice              Since       Portfolio Manager                   N/A                 N/A
Salomon Smith Barney Inc.        President         1991
333 West 34th Street
New York, NY10001
Age: 57

Anthony Pace                     Controller        Since       Director of SSB                     N/A                 N/A
Salomon Smith Barney Inc.                          2000
125 Broad Street
New York, NY 10004
Age: 36


--------------------------------------------------------------------------------
28                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2001:

      o 99.61% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  29

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to


--------------------------------------------------------------------------------
30                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with the fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  31

                      (This page intentionally left blank.)

--------------------------------------------------------------------------------

                                  INTERMEDIATE
                                MUNI FUND, INC.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Alan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC

CUSTODIAN

State Street Bank and Trust Company

SHAREHOLDER
SERVICING AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for the shareholders of Intermediate Muni Fund, Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

INTERMEDIATE
MUNI FUND, INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD1067  2/02